Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events

21.	Subsequent Events

Debt

On April 26, 2012, we notified holders of our intent to redeem the remaining $250 million of 6 7/8%. Series S senior notes.

On March 22, 2012, we issued $350 million 5 1/4% Series A senior notes due 2022. The net proceeds of the offering of approximately $344 million, and available cash, were used to repay the $113 million principal amount outstanding of the 7.5% mortgage secured by the JW Marriott, Washington, D.C., and to redeem $250 million of our 6 7/8% Series S senior notes due in 2014, resulting in a loss on extinguishment of $8 million.

On March 15, 2012, we notified holders of our outstanding 2.625% Exchangeable Senior Debentures due 2027 (the “2007 Debentures”) that they have an option, pursuant to the terms of the 2007 Debentures, to require us to purchase, on April 16, 2012, all or a portion of such holders’ debentures at a price equal to 100% of the aggregate principal amount of the debentures. On April 16, 2012 the holders of $386 million face amount of the 2007 Debentures exercised their option to require us to repurchase their debentures.

Capital Transactions

During the first quarter of 2012, we issued the remaining $174 million of capacity through the issuance of 11.1 million shares of common stock under the Sales Financing Agreement with BNY Mellon Capital Markets, LLC entered into on April 21, 2011, at an average price of $15.67 per share, for net proceeds of approximately $172 million net of $2 million of commissions.